EXECUTION COPY





                           MILLENIUM SEACARRIERS, INC.

                                  $100,000,000

                    REPRESENTING 100,000 UNITS CONSISTING OF
                 12% FIRST PRIORITY SHIP MORTGAGE NOTES DUE 2005
             AND WARRANTS TO PURCHASE 500,000 SHARES OF COMMONSTOCK


                               PURCHASE AGREEMENT
                               ------------------

                                                                   July 20, 1998





CREDIT SUISSE FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
         c/o Credit Suisse First Boston Corporation
                  Eleven Madison Avenue,
                           New York, N.Y. 10010-3629


Dear Sirs:

         1. INTRODUCTORY. Millenium Seacarriers, Inc., a Cayman Islands corporation (the "Issuer"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") $100,000,000, Representing 100,000 Units (the "Units"), each Unit consisting of one of its 12% First Priority Ship Mortgage Notes Due 2005 in a principal amount at maturity of $1,000 and one Warrant (each a "Warrant") to purchase 5 shares of common stock, par value $1 per share (the "Common Stock") of the Issuer at the exercise price of $.01 per share. The Notes and Warrants are collectively referred to herein as the "Offered Securities". The Notes will be unconditionally guaranteed on a senior basis by each of the Issuer's subsidiaries that owns a Mortgaged Vessel (as herein defined) on the Closing Date (as herein defined) or thereafter, identified on the signature pages to this Agreement or to an amendment thereto (the "Subsidiary Guarantors"). The Notes will be issued under an indenture dated as of July 15, 1998 (the "Indenture"), among the Issuer, the Subsidiary Guarantors and The First National Bank of Maryland, a national banking association, as trustee (the "Trustee"), on a private placement basis pursuant to an exemption under Section 4(2) of the United States Securities Act of 1933 (the "Securities Act"). The guarantees of the Subsidiary Guarantors are herein referred to as the "Guarantees". The Warrants will be issued under a warrant agreement dated as of July 15, 1998 (the "Warrant Agreement") between the Issuer and The First National Bank of Maryland as warrant agent (the "Warrant Agent").

         To secure, among other things, the Notes and its respective Guarantee, each Subsidiary Guarantor will pledge and assign to the Collateral Agent (as defined) all its right, title and interest in and to (i) the vessel (the "Mortgaged Vessel") owned by it, pursuant to a Mortgage (as defined in the Indenture), substantially in the form heretofore agreed to be



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issued in favor of the Collateral Agent, (ii) all the policies and contracts of insurance taken out from time to time in respect of its Mortgaged Vessel pursuant to an Assignment of Insurance (an "Insurance Assignment"), (iii) if applicable, the time charterparty earnings and hire (the "Charter") and freights relating to its Mortgaged Vessel pursuant to the Indenture, and (iv) all accounts maintained in the name of the Collateral Agent pursuant to which any proceeds of (i) and (ii) will be delivered under the circumstances described in the Collateral Agency Agreement and all accounts maintained in the name of the Trustee pursuant to which any proceeds of (iii) will be delivered under the circumstances described in the Indenture.

         The Notes will also be secured by, among other things, a pledge by the Issuer of all the issued and outstanding capital stock of each Subsidiary Guarantor (the "Pledged Stock") pursuant to the Indenture and by the escrow account created pursuant to the terms of the Escrow Agreement, dated as of July 15, 1998 (the "Escrow Agreement"), between the Issuer and The First National Bank of Maryland, as escrow agent (the "Escrow Agent"), into which the net proceeds of the Offering will be delivered and held under the circumstances described in the Escrow Agreement. The Subsidiary Guarantors will obtain certain commercial and technical management services from the sole shareholder of the Issuer, Millenium Management Inc., a Cayman Islands corporation ("MMI"), and, pursuant to certain subcontracts from MMI, from Kylco Maritime Limited ("Kylco Greece") and Kylco Maritime (USA) Limited ("Kylco USA" and, collectively, "Kylco").

                  The rights of the various creditors of the Issuer and the Subsidiary Guarantors will be governed by a Collateral Agency and Intercreditor Agreement dated as of July 15, 1998 (the "Collateral Agency Agreement"), among the Issuer, the Subsidiary Guarantors, The First National Bank of Maryland, as collateral agent and trustee (the " Collateral Agent") and Bank of New York. The Indenture, the Mortgages the Collateral Agency Agreement, the Insurance Assignments and the Escrow Agreement, collectively, will hereinafter be referred to as the "Security Documents".

         The Issuer and the Subsidiary Guarantors hereby agree, jointly and severally, with the several Purchasers as follows:

         2. REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND THE SUBSIDIARY GUARANTORS. The Issuer and the Subsidiary Guarantors, jointly and severally, represent and warrant to, and agree with, the Purchasers that:

                  (a) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Issuer and the Subsidiary Guarantors. Such preliminary offering circular and offering circular, as supplemented as of the date of this Agreement, together with any other document approved by the Issuer and the Subsidiary Guarantors for use in connection with the contemplated resale of the Offered Securities are hereinafter collectively referred to as the "Offering Document". On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Issuer by any Purchaser through Credit Suisse First Boston Corporation ("CSFBC") specifically for use therein, it being expressly understood and agreed that the only such information is that described as such in Section 7(b).

                  (b) The Issuer has been duly incorporated and is an existing corporation in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Issuer is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                  (c) Each of the subsidiaries of the Issuer (including the Subsidiary Guarantors), MMI, Kylco Greece and Kylco USA has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each of the subsidiaries of the Issuer (including the Subsidiary Guarantors), MMI, Kylco Greece and Kylco USA is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all the issued and outstanding capital stock of each subsidiary of the Issuer (including the Subsidiary Guarantors) has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary of the Issuer (including the Subsidiary Guarantors) owned by the Issuer, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                  (d) Each of the Indenture (including the Guarantees), the Warrant Agreement, the Collateral Agency Agreement, the Insurance Assignments and the Escrow Agreement has been duly authorized; Each Mortgage (a "Committed Mortgage") to be entered into with respect to the Existing Vessels and the Committed Vessels (as such terms are defined in the Offering Document) has been duly authorized; the Offered Securities have been duly authorized; and when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), each of the Indenture (including the Guarantees), the Warrant Agreement, the Collateral Agency Agreement, the Insurance Assignments, the Escrow Agreement and the Mortgages on the Existing Vessels will have been duly executed and delivered and will conform to the description thereof contained in the Offering Document, such Offered Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Document, and each of the Indenture (including the Guarantees), the Warrant Agreement, the Collateral Agency Agreement, the Insurance Assignments, the Escrow Agreement and the Mortgages on the Existing Vessels and such Offered Securities will constitute valid and legally binding obligations of the Issuer and the Subsidiary Guarantors, as the case may be, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. When the Warrants are delivered and paid for pursuant to this Agreement on the Closing Date, such Warrants will be convertible into the shares of Common Stock, ("Underlying Shares") of the Issuer in accordance with the terms of the Warrant Agreement; the Underlying Shares initially issuable upon conversion of such Warrants have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Offering Document; and the holders of capital stock of the Issuer or instruments convertible into or exercisable for shares of capital stock of the Issuer have no preemptive rights or rights to have "anti-dilution" or similar adjustments made in connection with the issuance of the Warrants or the Underlying Shares. Upon proper filing or recording in the appropriate registry and filing offices in Liberia, Cyprus, Panama, the Cayman

         Islands or the Bahamas, as the case may be, the Committed Mortgages will create valid, first perfected mortgages (except as permitted by the Indenture) on the Mortgaged Vessels in the related jurisdiction securing the payment of the Notes and the Guarantees in accordance with the terms thereof, the Indenture and the Collateral Agency Agreement and, upon such filing, the Mortgaged Vessels will be free and clear of all Liens other than Permitted Liens (each as defined in the Indenture), except the Committed Mortgages and the Lien of the Indenture (and except as permitted by the Indenture). On the Closing Date and upon delivery to the Trustee of certificates evidencing the Pledged Stock, the Indenture will create valid, first perfected security interests on the Pledged Stock securing the Notes in accordance with the terms thereof and the Pledged Stock will be free and clear of all Liens (other than the Lien of the Indenture). On the Closing Date and upon delivery of the Escrowed Proceeds, the Escrow Agreement will create a valid, perfected security interest in the Escrowed Proceeds in accordance with the terms of thereof and the Escrowed Proceeds will be free and clear of all Liens (other than the Lien of the Escrow Agreement).

                  (e) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Issuer and the Subsidiary Guarantors, except for such filings of the Mortgages in the appropriate offices of Liberia, Cyprus, Panama, the Cayman Islands and the Bahamas in order to perfect the security interests created thereby and except for such filings with the Securities and Exchange Commission (the "Commission") as are required in connection with the Registration Rights Agreement (as hereafter defined).

                  (f) Except as disclosed in the Offering Document, under current laws and regulations of the Cayman Islands, Liberia, Cyprus, or any jurisdiction in which the Issuer or any of the Subsidiary Guarantors is incorporated or resident for tax purposes and any political subdivision thereof, all interest, principal, premium, if any, and other payments due or made on the Offered Securities may be paid by the Issuer or by the Subsidiary Guarantors to the holder thereof in United States dollars and all such payments made to holders thereof who are nonresidents of the Cayman Islands, Liberia, Cyprus, or any jurisdiction in which the Issuer or any of the Subsidiary Guarantors is incorporated or resident for tax purposes will not be subject to income, withholding or other taxes under laws and regulations of the Cayman Islands, Liberia, Cyprus, or any jurisdiction in which the Issuer or any of the Subsidiary Guarantors is incorporated or resident for tax purposes or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands, Liberia, Cyprus, or any jurisdiction in which the Issuer or any of the Subsidiary Guarantors is incorporated or resident for tax purposes or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Cayman Islands, Liberia, Cyprus, or any jurisdiction in which the Issuer or any of the Subsidiary Guarantors is incorporated or resident for tax purposes or any political subdivision or taxing authority thereof or therein.

                  (g) Each of this Agreement and the Registration Rights Agreement, dated the date hereof, among the Issuer, the Subsidiary Guarantors and the Purchasers (the "Registration Rights Agreement"), has been duly authorized by the Issuer and the Subsidiary Guarantors and, when executed and delivered thereby, will constitute valid and legally binding obligations of the Issuer and the Subsidiary Guarantors signatory hereto, as the case may be, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (h) The execution, delivery and performance of the Indenture (including the Guarantees), the Warrant Agreement, the Collateral Agency Agreement, the Insurance Assignments, the Escrow Agreement, the Mortgages, this Agreement and the Registration Rights Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of (i) any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Issuer or the Subsidiary Guarantors or any subsidiary of the Issuer or the Subsidiary Guarantors or any of their respective properties, (ii) any agreement or instrument to which the Issuer or the Subsidiary Guarantors or any such subsidiary is a party or by which the Issuer or the Subsidiary Guarantors or any such subsidiary is bound or to which any of the properties of the Issuer or the Subsidiary Guarantors or any such subsidiary is subject, or (iii) the charter or by-laws or other organizational documents of the Issuer or the Subsidiary Guarantors or any such subsidiary; and the Issuer has full power and authority to authorize, issue and sell the Offered Securities, and each of the Subsidiary Guarantors has full power and authority to authorize and issue the Guarantees, as contemplated by this Agreement.

                  (i) Except as disclosed in the Offering Document, each of the Issuer, the Subsidiary Guarantors, their respective subsidiaries, MMI, Kylco Greece and Kylco USA has good and marketable title to all real properties and all other properties and assets owned by them, including the Mortgaged Vessels owned by the Subsidiary Guarantors on the Closing Date, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, each of the Issuer, the Subsidiary Guarantors, their respective subsidiaries, MMI, Kylco Greece and Kylco USA holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (j) Each of the Issuer, the Subsidiary Guarantors, their respective subsidiaries, MMI, Kylco Greece and Kylco USA possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Issuer, the Subsidiary Guarantors or any of their respective subsidiaries, or to MMI, Kylco Greece or Kylco USA, as the case may be, would individually or in the aggregate have a material adverse effect on the Issuer, the Subsidiary Guarantors and their respective subsidiaries, taken as a whole, or to MMI, Kylco Greece or Kylco USA, as the case may be.

                  (k) No labor dispute with the employees of the Issuer or the Subsidiary Guarantors or any of their respective subsidiaries, or of MMI, Kylco Greece or Kylco USA, exists or, to the knowledge of the Issuer or the Subsidiary Guarantors, is imminent that might have a material adverse effect on the Issuer and the Subsidiary Guarantors and their respective subsidiaries, taken as a whole, or on MMI, Kylco Greece and Kylco USA, as the case may be.

                  (l) The Issuer, the Subsidiary Guarantors and their respective subsidiaries, and MMI, Kylco Greece and Kylco USA, own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by each of them, or presently utilized by each of them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Issuer, the Subsidiary Guarantors or any of their respective subsidiaries, or MMI, Kylco Greece or Kylco USA, as the case may be, would, individually or in the aggregate, have a material adverse effect on the Issuer, the Subsidiary Guarantors and their respective subsidiaries taken as a whole, or on MMI, Kylco Greece or Kylco USA, as the case may be.

                  (m) Except as disclosed in the Offering Document, none of the Issuer, the Subsidiary Guarantors, any of their respective subsidiaries, MMI, Kylco Greece and Kylco USA is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Issuer, the Subsidiary Guarantors and their respective subsidiaries taken as a whole, or on MMI, Kylco Greece or Kylco USA, as the case may be; and neither the Issuer nor any of the Subsidiary Guarantors is aware of any pending investigation which might lead to such a claim.

                  (n) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Issuer, the Subsidiary Guarantors, any of their respective subsidiaries, MMI, Kylco Greece, Kylco USA, or any of their respective properties that, if determined adversely to the Issuer, the Subsidiary Guarantors or any of their respective subsidiaries, or to MMI, Kylco Greece or Kylco USA, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Issuer, the Subsidiary Guarantors and their respective subsidiaries taken as a whole, or on MMI, Kylco Greece or Kylco USA, as the case may be, or would materially and adversely affect the ability of the Issuer or the Subsidiary Guarantors to perform their respective obligations, if any, under the Indenture, the Warrant Agreement, the Escrow Agreement, the Collateral Agency Agreement, the Mortgages, the Insurance Assignments, the Registration Rights Agreement or this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Issuer's or any of the Subsidiary Guarantors' knowledge, contemplated.

                  (o) The historical financial statements included in the Offering Document comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"), and the related published rules and regulations thereunder; such financial statements present fairly the financial position of the Issuer and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; the assumptions used in preparing, and the estimates disclosed in, the forecasted financial information under the caption "Certain Financial Forecast Information" represent management's current best assumptions and estimates as of July 20, 1998 of the anticipated results of operations for the Issuer and its consolidated subsidiaries for the year ended December 31, 1999, and the assumptions disclosed therein are all those the Issuer and the Subsidiary Guarantors believe are significant to the forecasted financial information.

                  (p) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Issuer, the Subsidiary Guarantors and their respective subsidiaries, taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Issuer or any Subsidiary Guarantor on any class of its capital stock.

                  (q) Neither the Issuer nor any of the Subsidiary Guarantors is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under
         Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"), nor is either a closed-end investment company required to be registered, but not registered, thereunder; and neither the Issuer nor any of the Subsidiary Guarantors is and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will be, an "investment company" as defined in the Investment Company Act.

                  (r) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

                  (s) The offer and sale of the Offered Securities by the Issuer to the several Purchasers in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S under the Securities Act ("Regulation S"); and prior to the effectiveness of a registration statement as contemplated in the Registration Rights Agreement, it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (t) Neither the Issuer, the Subsidiary Guarantors, nor any of their affiliates, nor any person acting on their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Issuer, the Subsidiary Guarantors, their affiliates and any person acting on their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Issuer and the Subsidiary Guarantors have not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement and the Registration Rights Agreement.

                  (u) The proceeds to the Issuer from the offering of the Offered Securities will be used as described in the Offering Document.

                  (v) The Issuer, the Subsidiary Guarantors and each of their respective subsidiaries, and each of MMI, Kylco Greece and Kylco USA, have insurance covering their respective vessels, properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Issuer, the Subsidiary Guarantors and their respective subsidiaries, and MMI, Kylco Greece and Kylco USA, as the case may be, and their respective businesses. None of the Issuer, the Subsidiary Guarantors, any of their respective subsidiaries, MMI, Kylco Greece and Kylco USA has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

                  (w) None of the Issuer, the Subsidiary Guarantors, any of their respective subsidiaries, any of their respective affiliates, and any director, officer, agent, employee or other person associated with or acting on behalf of the Issuer, the Subsidiary Guarantors, any of their respective subsidiaries and any of their respective affiliates has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity;
         (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (x) The representations and warranties made by the Issuer and the Subsidiary Guarantors in the Security Documents to which they are a party will, when such documents are executed and delivered, be true and correct in all material respects; PROVIDED, HOWEVER, that those representations and warranties that are qualified as to their materiality in the Security Documents will be true and correct in all respects.

                  (y) There is no "substantial U.S. market interest" as defined in Rule 902(n) of Regulation S in the Company's debt securities or in the Common Stock to be purchased upon exercise of the Warrants.

                  (z) The Issuer is not, nor does it expect to be in the future, a "passive foreign investment company" as defined in Section 1297 of the U.S. Internal Revenue Code, as amended, and the Treasury Regulations promulgated thereunder.

         3. PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Issuer agrees to sell to the Purchasers, and the Purchasers agree to purchase from the Issuer, at a purchase price of $930.93 per Unit plus accrued interest (if any) on the Notes from July 24, 1998 to the Closing Date (as hereinafter defined), the respective number of Units set forth opposite the names of the several Purchasers in Schedule A hereto.

         The Issuer will deliver against payment of the purchase price the Offered Securities to be offered and sold by the Purchasers in reliance on Regulation S (the "Regulation S Securities") in the form of one or more permanent global Units (each of which will consist of the one or more global Notes and one or more global Warrants) in registered form without interest coupons (the "Regulation S Global Securities") which will be deposited with the Trustee, as custodian for The Depository Trust Company ("DTC") for the respective accounts of the DTC participants for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"), and Cedel Bank societe anonyme ("Cedel") and registered in the name of Cede & Co., as nominee for DTC. The Company will deliver against payment of the purchase price the Offered Securities to be purchased by each Purchaser hereunder and to be offered and sold by each Purchaser in reliance on Rule 144A under the Securities Act (the "144A Securities") in the form of one permanent global Unit (which will consist of one Global Note and one Global Warrant) in definitive form without interest coupons (the "Restricted Global Securities") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. The Regulation S Global Securities and the Restricted Global Securities shall be assigned separate CUSIP numbers. The Restricted Global Securities shall include the legend regarding restrictions on transfer set forth under "Transfer Restrictions" in the Offering Document. Until the termination of the restricted period (as defined in Regulation S) with respect to the offering of the Offered Securities, interests in the Regulation S Global Securities may only be held by the DTC participants for Euroclear and Cedel. Interest in any permanent global Securities will be held only in book-entry form through Euroclear, Cedel or DTC, as the case may be, except in the limited circumstances described in the Offering Document.

         Payment for the Regulation S Securities and the 144A Securities shall be made by the Purchasers in Federal (same day) funds by official check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Issuer at the office of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York 10019-7475 at 10:00 A.M., (New York time), on July 24, 1998 or at such other time not later than seven full business days thereafter as CSFBC and the Issuer determine, such time being herein referred to as the "Closing Date", against delivery to the Trustee as custodian for DTC of
(i) the Regulation S Global Securities representing all of the Regulation S Securities for the respective accounts of the DTC participants for Euroclear and Cedel and (ii) the Restricted Global Securities representing all of the Offered 144A Securities. The Regulation S Global Securities and the Restricted Global Securities will be made available for checking at the above office of Cravath, Swaine & Moore at least 24 hours prior to the Closing Date.

         4. REPRESENTATIONS BY PURCHASERS; RESALE BY PURCHASERS. (a) Each Purchaser severally represents and warrants to the Issuer and the Subsidiary Guarantors that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

         (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule 144A"). Accordingly, neither such Purchaser nor its affiliates, nor any person acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A, if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

         (c) Each Purchaser severally agrees that it and each of its affiliates have not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except with the prior written consent of the Issuer.

         (d) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising or (iii) any web site maintained by such Purchaser and its affiliates. Each Purchaser severally agrees, with respect to resales made by it in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that such resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

         (e) Each Purchaser severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

         (f) Each Purchaser severally represents and agrees that it has not offered, sold or distributed the Offered Securities to members of the public in the Cayman Islands; PROVIDED, HOWEVER, that, notwithstanding the foregoing, the several Purchasers are not prohibited from offering, selling or distributing such Offered Securities to exempted or ordinary non-resident companies which are not carrying on a business in the Cayman Islands.

         5. CERTAIN AGREEMENTS OF THE ISSUER AND THE SUBSIDIARY GUARANTORS. The Issuer and the Subsidiary Guarantors agree, jointly and severally, with the several Purchasers that:

                  (a) The Issuer will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Issuer promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (b) The Issuer will furnish to CSFBC copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC reasonably requests, and the Issuer will furnish to CSFBC on the Closing Date four copies of the Offering Document signed by a duly authorized officer of the Issuer, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Issuer will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Issuer will pay the expenses of printing and distributing to the Purchasers all such documents.

                  (c) The Issuer will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that neither the Issuer nor any of the Subsidiary Guarantors will be required to qualify as a foreign corporation or to file a general consent to service of process in any such state or province.

                  (d) So long as any Offered Securities are outstanding, during the period of seven years after the Closing Date, the Issuer will furnish to CSFBC and, upon request, to the other Purchaser, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Issuer will furnish to CSFBC and, upon request, to each other Purchaser (i) as soon as available, a copy of each report or financial statement furnished to or filed with the Commission or any securities exchange on which any class of securities of the Issuer is listed, and (ii) from time to time, such other information concerning the Issuer as CSFBC may reasonably request.

                  (e) During the period of two years after the Closing Date, the Issuer will, upon request, furnish to CSFBC, the other Purchaser and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

                  (f) During the period of two years after the Closing Date, the Issuer will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

                  (g) During the period of two years after the Closing Date, neither the Issuer nor any of the Subsidiary Guarantors will be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, or is, or will be or become, a closed-end investment company required to be registered, but not registered, under the Investment Company Act.

                  (h) The Issuer or the Subsidiary Guarantors will pay all expenses (together with VAT where applicable) incidental to the performance of their obligations under this Agreement, the Warrant Agreement and the Security Documents, including (i) the fees and expenses of the Trustee, the Warrant Agent, the Collateral Agent, the Escrow Agent and their respective professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of this Agreement, the Offered Securities, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iii) the cost of listing the Offered Securities on the Luxembourg Stock Exchange and qualifying the Offered Securities for trading in The Portalsm Market ("PORTAL") and any expenses incidental thereto; and (iv) the cost of any advertising approved by the Issuer in connection with the issue of the Offered Securities. The Issuer or the Subsidiary Guarantors will also pay or reimburse the Purchasers (to the extent incurred by them) for any expenses (including reasonable fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Offered Securities, for all travel expenses of the Purchasers', the Issuer's and the Subsidiary Guarantors' officers and employees and any other expenses of the Purchasers, the Issuer and the Subsidiary Guarantors in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers.

                  (i) In connection with the offering, until CSFBC shall have notified the Issuer and the other Purchaser of the completion of the resale of the Offered Securities, neither the Issuer nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

                  (j) The Issuer and the Subsidiary Guarantors will indemnify and hold harmless the Purchasers against any documentary, stamp or similar issuance tax, including any interest and penalties, on the creation, issuance and sale of the

         Offered Securities and on the execution and delivery of this Agreement. All payments to be made by the Issuer or the Subsidiary Guarantors hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Issuer or the Subsidiary Guarantors are compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Issuer or the Subsidiary Guarantors shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

                  (k) The Issuer will cause each Offered Security to bear the legend set forth in the form of note attached as Exhibit 1 to the Rule 144A/Regulation S Appendix to the Indenture until such legend shall no longer be necessary or advisable because the Offered Securities are no longer subject to the restrictions on transfer described therein.

                  (l) The proceeds to the Issuer from the offering of the Offered Securities will be used as described in the Offering Document.

                  (m) For a period of 180 days after the date of the initial offering of the Offered Securities by the Purchasers, the Issuer will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, (a) any United States dollar-denominated debt securities issued or guaranteed by the Issuer and having a maturity of more than one year from the date of issue (b) any shares of Common Stock of the Issuer or securities convertible or exchangeable or exercisable for shares of Common Stock of the Issuer or warrants or other rights to purchase shares of Common Stock of the Issuer or publicly disclose the intention to make any such offer, sale, pledge or disposal, without the prior written consent of CSFBC. The Issuer will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

                  (n) The Issuer and the Subsidiary Guarantors will use their best commercially reasonable efforts to have the Offered Securities listed on the Luxembourg Stock Exchange.

         6. CONDITIONS OF THE OBLIGATIONS OF THE PURCHASERS. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Issuer and the Subsidiary Guarantors herein, to the accuracy of the statements of officers of the Issuer and the Subsidiary Guarantors made pursuant to the provisions hereof, to the performance by the Issuer and the Subsidiary Guarantors of their respective obligations hereunder and to the following additional conditions precedent:

                  (a) The Purchasers shall have received a letter, dated the date of this Agreement and attaching a form of the letter to be delivered pursuant to subsection (j) of this Section from Coopers & Lybrand, in form and substance satisfactory to the Purchasers concerning the financial information with respect to the Issuer and the Subsidiary Guarantors (and their predecessors) set forth in the Offering Document.

                  (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Issuer, the Subsidiary Guarantors or their respective subsidiaries which, in the judgment of CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (B) any downgrading in the rating of any debt securities of the Issuer by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Issuer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (C) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange or such market, or any suspension of trading of any securities of the Issuer on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or New York authorities; or (E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities.

                  (c) The Purchasers shall have received an opinion, dated the Closing Date, of Thacher Proffitt & Wood, U.S. and Liberian maritime counsel for the Issuer and the Subsidiary Guarantors, that:

                           (i) assuming due authorization, execution and
                  delivery by the Issuer and the non-Liberian Subsidiary Guarantors, as the case may be, the Offered Securities conform to the description thereof contained in the Offering Document and each of the Security Documents, the Warrant Agreement and the Offered Securities constitute valid and legally binding obligations of the Issuer and the Subsidiary Guarantors, as the case may be, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (ii) neither the Issuer nor any of the Subsidiary
                  Guarantors is and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will be an "investment company" as defined in the Investment Company Act;

                           (iii) no consent, approval, authorization or order
                  of, or filing with, any Liberian, New York or Federal governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Issuer and the issuance of the Guarantees by the Subsidiary Guarantors, except such as may be required under state securities laws and except for the filing and registration of the Liberian Mortgages in the Office of the Deputy Commissioner of Maritime Affairs of the Republic of Liberia;

                           (iv) the execution, delivery and performance by the
                  Issuer and the Subsidiary Guarantors of each of the Security Documents, the Warrant Agreement, this Agreement and the Registration Rights Agreement, and the issuance and sale of the Offered Securities and the issuance of Guarantees by the Subsidiary Guarantors and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any Liberian, New York or U.S. Federal governmental agency or body or any court having jurisdiction over the Issuer or the Subsidiary Guarantors or any of their respective properties, or any agreement or instrument to which the Issuer or the Subsidiary Guarantors is a party or by which the Issuer or the Subsidiary Guarantors is bound or to which any of the properties of the Issuer or the Subsidiary Guarantors is subject, or the charter or by-laws (or other organizational documents) of the Liberian Subsidiary Guarantors;

                           (v) such counsel has no reason to believe that the
                  Offering Document, or any amendment or supplement thereto, as of the date hereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the descriptions in the Offering Document of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information called for with respect to such statutes, legal and governmental proceedings and contracts and other documents and fairly summarize the matters referred to therein; it being understood that such counsel need express no opinion as to the financial statements or other financial or statistical data contained in the Offering Document;

                           (vi) it is not necessary in connection with (A) the
                  offer, sale and delivery of the Offered Securities by the Issuer to the Purchasers pursuant to this Agreement or (B) the resales of the Offered Securities by the Purchasers in the manner contemplated by this Agreement, to register the Offered Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act;

                           (vii) assuming the Trustee is without notice of any
                  "adverse claim" as such term is defined in the Uniform Commercial Code of New York (the "NYUCC"), upon execution and delivery of the Indenture by the Issuer and the delivery to the Trustee of certificates evidencing the Pledged Stock together with stock powers relating thereto executed in blank, the Trustee will have a valid, first priority perfected security interest in the Pledged Stock, free and clear of any liens or encumbrances;

                           (viii) the Escrow Agreement, the Indenture, the
                  Insurance Assignments and each Liberian Mortgage will create in favor of the Escrow Agent, the Trustee and the Collateral Agent, respectively, a valid security interest in the Issuer's or each Liberian Subsidiary Guarantor's, as the case may be, right, title and interest in and to the Collateral (as defined in the Indenture) covered thereby, and no filing is necessary in the State of New York under the NYUCC to perfect such security interest.

                           (ix) each of the Liberian Subsidiary Guarantors has
                  been duly incorporated, is validly existing as a corporation in good standing under the laws of Liberia and has the corporate power and authority to own its property and to conduct its business as described in the Offering Document; and all the issued shares of capital stock of [insert names of Liberian subsidiaries] have been duly authorized and validly issued and, assuming issuance against payment therefor, are fully paid and nonassessable and registered in the name of the Issuer;

                           (x) each of the Liberian Subsidiary Guarantors is the
                  registered owner of the Mortgaged Vessel listed opposite its name in the Offering Document, free and clear of any Liens (as such terms is defined in the Indenture and except as permitted by the Indenture) of record, except for the lien of a mortgage (and the related assignments of earnings and insurance) held by the holders of certain indebtedness outstanding on the Mortgaged Vessels (the "Existing Indebtedness") to be repaid on the Closing Date and for the lien of the related Liberian Mortgage;

                           (xi) each Liberian Charter, if applicable, has been
                  duly authorized, executed and delivered by the applicable Liberian Subsidiary Guarantor;

                           (xii) the statements made in the Offering Document
                  under "Enforcement of Civil Liabilities", "Risk Factors--Enforcement of Mortgages", "Description of the Notes--Guarantees", "The Mortgages", and "Certain United States Federal Income Tax Consequences", to the extent that they constitute matters of law or legal conclusions, fairly present the information disclosed therein in all material respects;

                           (xiii) upon the recording of a Mortgage with respect
                  to a Liberian Mortgaged Vessel in the Office of the Deputy Commissioner of Maritime Affairs of the Republic of Liberia at the Port of New York in accordance with the laws of Liberia on the Closing Date, such Mortgage will create a valid and enforceable first preferred ship mortgage lien covering the related Liberian Mortgaged Vessel which it purports to create, with such Mortgage being the only preferred mortgage lien on the related Liberian Mortgaged Vessel;

                           (xiv) the security interests created by the Security
                  Documents do not require any action to be taken under or pursuant to the laws of Liberia (except as contemplated by clause (xiv) above) or the State of New York, in order to create or perfect such security interests or to permit the Trustee, the Collateral Agent or the Escrow Agent, as the case may be, to enforce its rights under the Security Documents creating the same;

                           (xv) the choice of New York law to govern this
                  Agreement, the Registration Rights Agreement, the Indenture, the Warrant Agreement, the Escrow Agreement, the Collateral Agency Agreement, the Insurance Assignments and the Offered Securities constitutes a valid choice of law insofar as the law of Liberia is concerned. The submission by the Issuer and the Liberian Subsidiary Guarantors to the non-exclusive jurisdiction of any Federal or state court in the Borough of Manhattan, The City of New York (a "New York court"), is a valid submission insofar as the law of Liberia is concerned;

                           (xvi) in a suit on the merits brought before a
                  Liberian court, a Liberian court will respect and enforce the agreement of the parties as to judgment in a foreign currency;

                           (xvii) a judgment granted by a foreign court against
                  the Issuer or any Subsidiary Guarantor may be enforced in Liberia without a retrial on the merits of the matter;

                           (xviii) neither the Issuer nor the Subsidiary
                  Guarantors nor any of their respective properties has any immunity from jurisdiction of any court or from any legal process under the laws of Liberia; and

                           (xix) the Liberian Mortgages conform in all material
                  respects to the description thereof in the Offering Document.

                  (d) The Purchasers shall have received an opinion, dated the Closing Date, of Maples & Calder, special Cayman counsel for the Issuer and Cayman Subsidiary Guarantors, that:

                           (i) each of the Issuer and MMI has been duly
                  incorporated, is validly existing as a corporation in good standing under the laws of the Cayman Islands and has the corporate power and authority to own its property and to conduct its business as described in the Offering Document, and each of the Issuer and MMI is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

                           (ii) each of the Cayman Subsidiary Guarantors has
                  been duly incorporated, its validly existing as a corporation in good standing under the laws of Cayman Islands and has the corporate power and authority to own its property and to conduct its business as described in the offering document;

                           (iii) the authorized capital stock of the Issuer and
                  each Cayman Subsidiary Guarantor conforms as to legal matters to the description thereof contained in the Offering Document;

                           (iv) all the issued shares of capital stock of the
                  Issuer have been duly authorized and validly issued and, assuming issuance against payment therefor, are fully paid and nonassessable and registered in the name of MMI; the shares of Common Stock initially issuable upon conversion of the Warrants have been duly authorized and reserved for issuance upon such conversion; and all the issued shares of capital stock of [insert names of the Cayman Subsidiaries] have been duly authorized and validly issued and, assuming issuance against payment therefore, are fully paid and nonassessable and registered in the name of the Issuer;

                           (v) the Warrants are convertible into Common Stock of
                  the Issuer in accordance with the terms of the Warrant Agreement and the holders of capital stock of the Issuer have no preemptive rights or rights to have "anti-dilution" or similar adjustments made in connection with the issuance of the Warrants or the Underlying Shares;

                           (vi) the Offered Securities have been duly
                  authorized, executed, issued and delivered and conform to the description thereof contained in the Offering Document;

                           (vii) each of the Indenture, the Warrant Agreement,
                  the Escrow Agreement, the Collateral Agency Agreement, this Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Issuer;

                           (viii) there is no tax, levy, impost, deduction,
                  charge or withholding imposed by the Cayman Islands or any political subdivision or taxing authority thereof or therein either (1) on or by virtue of the execution, or delivery or performance or continued validity of any of the Indenture, the Warrant Agreement, the Escrow Agreement, the Collateral Agency Agreement or any Mortgage or any other document referred to therein or to be furnished thereunder (including the Offered Securities) or (2) on any payment to be made by the Issuer or any Subsidiary Guarantor pursuant to any of the Indenture, the Warrant Agreement, the Escrow Agreement, the Collateral Agency Agreement, the Offered Securities or any Mortgage. All filing, registration and recording fees required under the laws of the Cayman Islands in connection with the Security Document or the Warrant Agreement or other fees necessary to assure the validity, effectiveness and priority of any liens, charges and encumbrances created thereby have been paid;

                           (ix) no consent, approval, authorization or order of
                  or filing with, any governmental authority or regulatory body or court of the Cayman Islands is required for the execution, delivery and performance of the Indenture, the Warrant Agreement, the Collateral Agency Agreement and the Escrow Agreement by the respective parties thereto, and no such consent, approval or authorization or order of or filing is required for the exercise by the Trustee, the Warrant Agreement, the Collateral Agent or the Escrow Agent, as the case may be, of the rights and remedies granted to it under any of the Security Documents or the Warrant Agreement, except for a filing and registration of the Cayman Islands Mortgages in [insert appropriate location], or for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Issuer and the issuance of the Guarantees by the Subsidiary Guarantors;

                           (x) the execution, delivery and performance of the
                  Collateral Agency Agreement, the Indenture, the Warrant Agreement, the Escrow Agreement, this Agreement and the Registration Rights Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court of the Cayman Islands having jurisdiction over the Issuer or the Subsidiary Guarantors or any subsidiary of the Issuer or the Subsidiary Guarantors or any of their respective properties, or any agreement or instrument to which the Issuer or the Subsidiary Guarantors or any such subsidiary is a party or by which the Issuer or the Subsidiary Guarantors or any such subsidiary is bound or to which any of the Issuer or the Subsidiary Guarantors or any such subsidiary is subject, or the charter or by-laws (or other organizational documents) of the Issuer, and the Issuer has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

                           (xi) the statements in the Offering Circular under
                  the caption "Risk Factors -- Enforcement of Mortgages", "Certain Foreign Tax Considerations -- Cayman Islands Tax Considerations" and in the paragraph regarding Cayman Islands maritime law under the caption "The Mortgages" insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                           (xii) the security interests created by the Security
                  Documents do not require any action to be taken under or pursuant to the laws of Cayman Islands in order to create or perfect such security interests or to permit the Trustee, the Collateral Agent or the Escrow Agent, as the case may be, to enforce its rights under the Security Document creating the same, other than (i) the delivery by the Issuer of the stock certificates of each of the Subsidiary Guarantors to the Trustee, (ii) due and timely notice of the assignments of earnings to charterers and third parties and (iii) due and timely notice of each of the Insurance Assignments to underwriters and third parties, as well as the consent of such underwriters or such third parties where the terms of insurance policies, other insurance documents or provisions of applicable law so require;

                           (xiii) the choice of New York law to govern this
                  Agreement, the Registration Rights Agreement, the Indenture, the Warrant Agreement, the Collateral Agency Agreement, the Escrow Agreement and the Offered Securities constitutes a valid choice of law insofar as the law of the Cayman Islands is concerned. The submission by the Issuer and the Subsidiary Guarantors to the non-exclusive jurisdiction of any Federal or state court in the Borough of Manhattan, The City of New York (a "New York court") is a valid submission insofar as the law of the Cayman Islands is concerned;

                           (xiv) in a suit on the merits brought before a Cayman
                  Islands court, a Cayman Islands court will respect and enforce the agreement of the parties as to judgment in a foreign currency;

                           (xv) a judgment granted by a foreign court against
                  the Issuer or a Guarantor may be enforced in the Cayman Islands without a retrial on the merits of the matter; and

                           (xvi) none of the Issuer or the Subsidiary Guarantors
                  nor any of their respective properties has any immunity from jurisdiction of any court or from any legal process under the laws of the Cayman Islands.

                  (e) The Purchasers shall have received an opinion of Andreas Demetriades Law Office, special Cypriot counsel for the Issuer and the Cypriot Subsidiary Guarantors, that:

                           (i) each of the Cypriot Subsidiary Guarantors has
                  been duly incorporated, is validly existing as a corporation in good standing under the laws of Cyprus and has the corporate power and authority to own its property and to conduct its business as described in the Offering Document;

                           (ii) the authorized capital stock of each of the
                  Cypriot Subsidiary Guarantors conforms as to legal matters to the description thereof contained in the Offering Document;

                           (iii) all the issued shares of capital stock of each
                  of the Cypriot Subsidiary Guarantors have been duly authorized and validly issued and, assuming issuance against payment therefor, are fully paid and nonassessable and registered in the name of the Issuer;

                           (iv) each of the Indenture, the Collateral Agency
                  Agreement, the Insurance Assignments, this Agreement and the Cypriot Mortgages has been authorized, executed and delivered by the Cypriot Subsidiary Guarantors;

                           (v) each of the Cypriot Subsidiary Guarantors is the
                  registered owner of the Mortgaged Vessel listed opposite its name in the Offering Document, free and clear of any Liens (as such term is defined in the Indenture and except as permitted by the Indenture) of record, except for the lien of a mortgage (and the related assignments of earnings and insurance) held by the holders of the Existing Indebtedness to be repaid on the Closing Date and for the lien of the related Cypriot Mortgage;

                           (vi) each Cypriot Charter, if applicable, has been
                  duly authorized, executed and delivered by the applicable Cypriot Subsidiary Guarantor;

                           (vii) there is no tax, levy, impost, deduction,
                  charge or withholding imposed by Cyprus or any political subdivision or taxing authority thereof or therein either (1) on or by virtue of the execution, or delivery or performance or continued validity of any Security Document or any other document referred to therein or to be furnished thereunder (including the Offered Securities) or (2) on any payment to be made by the Issuer or any Subsidiary Guarantor pursuant to the Offered Securities or any Security Document. All filing, registration and recording fees required under the laws of Cyprus in connection with any Security Document or other fees necessary to assure the validity, effectiveness and priority of any liens, charges and encumbrances created thereby have been paid;

                           (viii) insofar as any matter of Cypriot law is
                  addressed therein, the statements made in the Offering Document under "Risk Factors-- Enforcement of Mortgages", "Description of the Notes--Guarantees", "The Mortgages" and "Certain Foreign Tax Considerations--Cypriot Tax Considerations", to the extent that they constitute matters of law or legal conclusions, fairly present the information disclosed therein in all material respects;

                           (ix) no consent, approval, authorization or order of
                  or filing with, any governmental authority or regulatory body or court of Cyprus is required for the execution, delivery and performance of the Indenture, the Collateral Agency Agreement and the Escrow Agreement by the respective parties thereto, and no such consent, approval, authorization or order of or filing is required for the exercise by the Trustee, the Collateral Agent or the Escrow Agent, as the case may be, of the rights and remedies granted to it under any of the Security Documents, except for the filing and registration of the Cypriot Mortgages;

                           (x) the execution, delivery and performance of the
                  security Documents and this Agreement and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court of Cyprus having jurisdiction over the Cypriot Subsidiary Guarantors or any of their respective properties, or any agreement or instrument to which any of the Cypriot Subsidiary Guarantors is a party or by which any of the Cypriot Subsidiary Guarantors is bound or to which any of the properties of the Cypriot Subsidiary Guarantors is subject, or the charter or by-laws (or other organizational documents) of the Cypriot Subsidiary Guarantors;

                           (xi) upon the recording of a Mortgage with respect to
                  a Cypriot Mortgaged Vessel at the Cypriot consulate in New York City, New York, U.S.A., after receiving permission from the Registrar of Cyprus Ships on the Closing Date, such Mortgage will create the first preferred mortgage lien covering the related Cypriot Mortgaged Vessel which it purports to create, with such Mortgage being the only preferred mortgage lien on the related Cypriot Mortgaged Vessel;

                           (xii) the security interests created by the Security
                  Documents do not require any action to be taken under or pursuant to the laws of Cyprus in order to create or perfect such security interests or to permit the Trustee, the Collateral Agent or the Escrow Agent, as the case may be, to enforce its rights under the Security Document creating the same, other than (i) the delivery by the Issuer of the stock certificates of each of the Subsidiary Guarantors to the Trustee, (ii) due and timely notice of the assignments of earnings to charterers and third parties and (iii) due and timely notice of each of the Insurance Assignments to underwriters and third parties, as well as the consent of such underwriters or such third parties where the terms of insurance policies, other insurance documents or provisions of applicable law so require;

                           (xiii) the choice of New York law to govern this
                  Agreement, the Registration Rights Agreement, the Indenture, the Collateral Agency Agreement, the Escrow Agreement, the Insurance Assignments and the Offered Securities constitutes a valid choice of law insofar as the law of Cyprus is concerned. The submission by the Issuer and the Subsidiary Guarantors to the non-exclusive jurisdiction of any Federal or state court in the Borough of Manhattan, The City of New York (a "New York court") is a valid submission insofar as the law of Cyprus is concerned;

                           (xiv) in a suit on the merits brought before a
                  Cypriot court, a Cypriot court will respect and enforce the agreement of the parties as to judgment in foreign currency;

                           (xv) a judgment granted by a foreign court against
                  the Issuer or a Subsidiary Guarantor may be enforced in Cyprus without a retrial on the merits of the matter;

                           (xvi) none of the Issuer or the Subsidiary Guarantors
                  nor any of their respective properties has any immunity from jurisdiction of any court or from any legal process under the laws of Cyprus; and

                           (xvii) the Cypriot Mortgages conform in all material
                  respects to the description thereof in the Offering Document.

                  (f) The Purchasers shall have received an opinion, dated the Closing Date, of Patton Moreno & Asvat, special Panamanian counsel for the Issuer, that:

                           (i) the security interests created by the Security
                  Documents do not require any action to be taken under or pursuant to the laws of Panama in order to create or perfect such security interests or to permit the Trustee to enforce its rights under the Security Document creating the same;

                           (ii) all filing, registration and recording fees
                  required under the laws of Panama in connection with the Panamanian Mortgage or other fees necessary to assure the validity, effectiveness and priority of any liens, charges and encumbrances created thereby have been paid, except for those fees required in connection with permanent registration of the Panamanian Mortgaged Vessels;

                           (iii) the Mortgages have been preliminarily
                  registered against each Panamanian Mortgaged Vessel in the Public Registry Office of the Republic of Panama and such registration of the Mortgages constitutes due recording or registration thereof in accordance with Panamanian law in a public registry or central office and all other actions required to constitute each Mortgage a First Preferred Naval Mortgage on each Vessel under the laws of the Republic of Panama have been taken; so long as the Mortgages in respect of each Vessel are filed for permanent registration at the Panama Public Registry Office within six months from the date of their preliminary registration, the Panamanian Mortgages will rank from the date of preliminary registration as a First Preferred Naval Mortgage over the respective Panamanian Vessel;

                           (iv) the Panamanian Mortgage conforms in all material
                  respects to the description thereof in the Offering Document; and

                           (v) the statements in the Offering Document under
                  "Enforcement of Civil Liabilities", "Risk Factors--Enforcement of Mortgages", "Description of the Notes -- Guarantees", and "The Mortgages", to the extent that they constitute matters of law or legal conclusions, fairly present the information disclosed therein in all material respects.

                  (g) the Purchasers shall have received an opinion, dated the Closing Date, of Basil T. Patkos, special Liberian tax counsel for the Issuer, that:

                           (i) insofar as any matter of Liberian law is
                  addressed therein, the statements made in the Offering Document under "Certain Foreign Tax Considerations--Liberian Tax Considerations", to the extent that they constitute matters of law or legal conclusions, fairly present the information disclosed therein in all material respects; and

                           (ii) there is no tax, levy, impost, deduction, charge
                  or withholding imposed by Liberia or any political subdivision or taxing authority thereof or therein either (1) on or by virtue of the execution, or delivery or performance or continued validity of any Security Document or any other document referred to therein or to be furnished thereunder (including the Offered Securities) or (2) on any payment to be made by the Issuer or any Subsidiary Guarantor pursuant to the Offered Securities or any Security Document. All filing, registration and recording fees required under the laws of Liberia in connection with any security document or other fees necessary to assure the validity, effectiveness and priority of any liens, charges and encumbrances created thereby have been paid.

                  (h) The Purchasers shall have received from Cravath, Swaine & Moore, counsel for the Purchasers, such opinion, dated the Closing Date, with respect to the validity of the Offered Securities, the Offering Document, the exemption from registration for the offer and sale of the Offered Securities by the Issuer to the Purchasers and the resales by the Purchasers as contemplated hereby and other related matters as the Purchasers may require, and the Issuer shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Cravath, Swaine & Moore may rely as to the incorporation of the Issuer and the Subsidiary Guarantors and all other matters governed by Cayman, Liberian, Cypriot, Panamanian and Bahamian law upon the opinions of Thacher Proffitt & Wood, Maples & Calder, Law Offices of Basil T. Patkos, Andreas Demetriades Law Offices, and Patton Moreno & Asvat referred to above.

                  (i) The Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Issuer in which such officers, to the best of their knowledge after reasonable investigation, shall state that (i) the representations and warranties of the Issuer and the Subsidiary Guarantors, respectively, in this Agreement are true and correct, (ii) the Issuer and the Subsidiary Guarantors, respectively, have complied with all agreements and satisfied all conditions on their respective parts to be performed or satisfied hereunder at or prior to the Closing Date, (iii) the execution, delivery and performance of the Security Documents, the Warrant Agreement, this Agreement and the Registration Rights Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which the Issuer or the Subsidiary Guarantors is a party or by which the Issuer or the Subsidiary Guarantors is bound or to which any of the properties of the Issuer or the Subsidiary Guarantors is subject, (iv) all shares of the Issuer and the Subsidiary Guarantors are owned, directly or indirectly, by MMI and the Issuer, respectively, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, except for the security interest created under the Indenture, (v) there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock of the Issuer or any of the Subsidiary Guarantors, and (vi) subsequent to the dates of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Issuer and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document.

                  (j) The Purchasers shall have received a letter, dated the Closing Date, of Coopers & Lybrand which meets the requirements of, and in form and substance identical to the form of letter referred to in subsection (a) of this Section, and attached as Exhibit A hereto, with only such changes as are reasonably acceptable to the Purchasers and their counsel.

                  (k) The Issuer and the Subsidiary Guarantors shall have furnished to you and the Trustee a copy of the Charters with respect to each applicable Mortgaged Vessel substantially in the form heretofore delivered to you certified by the Issuer and the respective Subsidiary Guarantor to be true and correct;

                  (l) The Issuer shall have delivered to the Trustee a Certificate of Ownership issued by the respective authorities of the Republic of Liberia, Cyprus or Panama, with respect to each Existing Vessel showing that each Subsidiary Guarantor is the sole owner of its Mortgaged Vessel free and clear of all Liens, except Liens created pursuant to the Mortgages and Permitted Liens (as defined in the Indenture);

                  (m) The Issuer shall have delivered to the Trustee the stock certificates evidencing the Pledged Stock pledged to the Trustee pursuant to the Indenture, together with stock powers executed in blank;

                  (n) The Issuer shall have delivered to the Trustee its irrevocable proxy pursuant to the Indenture with respect to the Pledged Stock;

                  (o) The Purchasers shall have received for each Mortgaged Vessel a letter from two of the following appraisers: Associated Shipbroking S.C.S., A.L. Burbank (Shipbroking) Ltd., H. Clarkson and Company Limited, Equator Shipbroking Ltd., Fearnleys, R.S. Platou Shipbrokers a.s. and Simpson, Spence & Young, in form and substance satisfactory to CSFBC, setting forth their determination of the Appraised Value (as defined in the Indenture), dated no earlier than February 25, 1998, which average Appraised Values shall, for each Mortgaged Vessel, not be less than the value set forth below opposite such Mortgaged Vessel:


                                                         Average
                                                     Appraised Value
Mortgaged Vessel                                     (in thousands)
----------------                                     --------------

Clipper Harmony.........................                 $5,175
Clipper Golden Hind.....................                 $4,375
Clipper Atlantic........................                 $1,625
Clipper Pacific.........................                 $1,675
Monica Marissa..........................                 $3,625
Millenium Amethyst......................                 $3,000
Millenium Yama..........................                 $3,500
Millenium Aleksander....................                 $8,688
Millenium Elmar.........................                 $8,125
Millenium Leader........................                 $8,100
Millenium Hawk..........................                 $7,113
Millenium Eagle.........................                 $6,825
Millenium Osprey........................                 $7,113
Millenium Falcon........................                 $5,613
Millenium Condor........................                 $5,613
Millenium Majestic......................                 $3,050

                  (p) With respect to each Mortgaged Vessel, the Purchasers shall have received a copy of the most recent and currently valid Classification Certificate that is in the Issuer's or any Subsidiary Guarantor's possession, from the classification societies listed below:


MORTGAGED VESSEL                               CLASSIFICATION SOCIETY

Clipper Harmony.........................              Lloyds Register
Clipper Golden Hind.....................            Germanicher Lloyd
Clipper Atlantic........................            Germanicher Lloyd
Clipper Pacific.........................              Lloyds Register
Monica Marissa..........................              Lloyds Register
Millenium Amethyst......................  American Bureau of Shipping
Millenium Yama..........................  American Bureau of Shipping
Millenium Aleksander....................              Russian Society
Millenium Elmar.........................              Russian Society
Millenium Leader........................              Lloyds Register
Millenium Hawk..........................           Det Norske Veritas
Millenium Eagle.........................           Det Norske Veritas
Millenium Osprey........................           Det Norske Veritas
Millenium Falcon........................              Lloyds Register
Millenium Condor........................              Lloyds Register
Millenium Majestic......................  American Bureau of Shipping



                  (q) On the Closing Date, the Collateral Agent shall have received each of the Mortgages duly executed by the Subsidiary Guarantors that own the Existing Vessels and dated on or before the Closing Date.

                  (r) The Issuer and the Subsidiary Guarantors that own the Existing Vessels shall have made irrevocable arrangements, acceptable to counsel for the Purchasers, for the repayment in full, on the Closing Date, of all Indebtedness (as defined in the Indenture) outstanding on the Closing Date and under each agreement related thereto; all commitments to lend under such agreements shall have been permanently terminated; all security interests related shall have been discharged; and the Purchasers shall have received duly executed documentation either evidencing or necessary for such repayment, termination and discharge, in each case in the form satisfactory to counsel for the Purchasers.

                  (s) The explanatory going-concern paragraph in the Report of the Independent Accountants dated April 13, 1998, included in the Offering Document shall have been removed.

                  (t) This Agreement or an amendment thereto shall have been duly authorized, executed and delivered by all Subsidiary Guarantors on the Closing Date.

                  (u) The Equity Contribution (as such term is defined in the Offering Document) and related financings (including the deposit of $85.2 million in the Escrow Account (as such term is defined in the Offering Document)) shall have been consummated.

                  (v) The Purchasers shall have received, on the Closing Date, four copies of the Offering Document signed by a duly authorized officer of the Issuer, one of which includes the independent accountants' report therein (without legends or any other qualification or explanatory paragraph and otherwise in form and substance acceptable to the Purchasers) manually signed by such independent accountants.

         The Issuer will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as CSFBC reasonably requests. CSFBC may in its sole discretion waive compliance with any conditions to the obligations of the Purchasers hereunder, whether in respect the Closing Date or otherwise.

         7. INDEMNIFICATION AND CONTRIBUTION. (a) The Issuer and the Subsidiary Guarantors will jointly and severally indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any of the representations and warranties of the Issuer and the Subsidiary Guarantors contained herein or any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that neither the Issuer nor the Subsidiary Guarantors will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Issuer or the Subsidiary Guarantors by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

         (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Issuer and the Subsidiary Guarantors against any losses, claims, damages or liabilities to which the Issuer or the Subsidiary Guarantors may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer or the Subsidiary Guarantors by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuer or the Subsidiary Guarantors in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering
Document: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Purchasers, the legend concerning over-allotments and stabilizing on the inside front cover page and, paragraphs three, six and nine and each second sentence of paragraphs four and eight under the caption "Plan of Distribution"; it being expressly agreed and acknowledged by the Issuer and the Subsidiary Guarantors that the Purchasers have not provided, and shall bear no responsibility or liability under this paragraph (b) for, the information contained under the caption "Certain Forecast Financial Information" in the Offering Document.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer or the Subsidiary Guarantors on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer or the Subsidiary Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuer or the Subsidiary Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuer bear to the total discounts and commissions received by the Purchasers from the Issuer under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer, the Subsidiary Guarantors or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

         (e) The obligations of the Issuer and the Subsidiary Guarantors under this Section shall be in addition to any liability which the Issuer and the Subsidiary Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Issuer and the Subsidiary Guarantors within the meaning of the Securities Act or the Exchange Act.

         8. DEFAULT OF PURCHASERS. If any Purchaser or Purchasers default in their obligations to purchase any Offered Securities hereunder and arrangements satisfactory to CSFBC and the Issuer for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Issuer, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

         9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Issuer, the Subsidiary Guarantors or their respective officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Issuer, the Subsidiary Guarantors or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Issuer and the Subsidiary Guarantors shall remain responsible for the expenses to be paid or reimbursed by either of them pursuant to Section 5 and the respective obligations of the Issuer, the Subsidiary Guarantors and the Purchasers pursuant to Section 7 shall remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (C),
(D) or (E) of Section 6(b)(ii), the Issuer or the Subsidiary Guarantors will reimburse the Purchaser for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Offered Securities.

         10. NOTICES. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telecopied and confirmed to the Purchasers, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, NY 10010- 3629, Attention: Investment Banking Department--Transactions Advisory Group, telephone: (212) 325-2107, telecopy:
(212) 325-8278, or, if sent to the Issuer or the Subsidiary Guarantors, will be mailed, delivered or telecopied and confirmed to them In care of Maples and Calder, P.O. Box 309, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, Attention: Gareth Griffiths, telephone: (345) 949-8066, telecopy: (345) 949-8080; PROVIDED, HOWEVER, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

         11. SUCCESSORS. This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Issuer or the Subsidiary Guarantors as if such holders were parties thereto.

         12. REPRESENTATION OF PURCHASERS. In connection with this purchase, any action taken by CSFBC as representative of the Purchasers will be binding upon all Purchasers.

         13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Issuer and the Subsidiary Guarantors hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Issuer and the Subsidiary Guarantors irrevocably appoint Kylco Maritime (USA) Inc., as their authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agree that service of process upon such agent, and written notice of said service to the Issuer or the Subsidiary Guarantors, as the case may be, by the person serving the same to the address provided in Section 9, shall be deemed in every respect effective service of process upon the Issuer or the Subsidiary Guarantors, as the case may be, in any such suit or proceeding. The Issuer and the Subsidiary Guarantors further agree to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

         The obligation of the Issuer and the Subsidiary Guarantors in respect of any sum due to any Purchaser shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Purchaser of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Purchaser may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Purchaser hereunder, the Issuer and the Subsidiary Guarantors agree, as a separate obligation and notwithstanding any such judgment, to indemnify, jointly and severally, such Purchaser against such loss. If the United States dollars so purchased are greater than the sum originally due to such Purchaser hereunder, such Purchaser agrees to pay to the Issuer or the Subsidiary Guarantors, as the case may be, an amount equal to the excess of the dollars so purchased over the sum originally due to such Purchaser hereunder.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among the Issuer, the Subsidiary Guarantors and the several Purchasers in accordance with its terms.

                                            Very truly yours,

                                            MILLENIUM SEACARRIERS, INC.

                                              by /s/ Vassilios M. Livanos
                                                -------------------------------
                                                Name: Vassilios M. Livanos
                                                Title: Chief Executive Officer



                                            RAPID OCEAN CARRIERS LIMITED

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer


                                            IVY NAVIGATION LIMITED

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer


                                            OAKMONT SHIPPING AND TRADING LIMITED

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer


                                            TOPSCALE SHIPPING COMPANY LIMITED

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer

                                            CONIFER SHIPPING COMPANY LIMITED

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer


                                            MILLENIUM MAJESTIC, INC.

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer


                                            MILLENIUM YAMA, INC.

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer

                                            MILLENIUM AMETHYST, INC.

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer

                                            MILLENIUM ELMAR, INC.

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer


                                            MILLENIUM ALEKSANDER, INC.

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer

                                            MILLENIUM II, INC.

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer


                                            MILLENIUM III, INC.

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer


                                            MILLENIUM IV, INC.

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer


                                            MILLENIUM V, INC.

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer

                                            MILLENIUM VI, INC.

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer


                                            MILLENIUM VI, INC.

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer


                                            MILLENIUM VII, INC.

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer


                                            Millenium VIII, Inc.

                                              by /s/ Vassilios M. Livanos
                                                 ------------------------------
                                                 Name: Vassilios M. Livanos
                                                 Title: Chief Executive Officer




The foregoing Purchase Agreement
  is hereby confirmed and accepted
  as of the date first above written.


CREDIT SUISSE FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

BY:  CREDIT SUISSE FIRST BOSTON CORPORATION

     by /s/ Joseph D. Fashano
        -------------------------------------------
        Name:  Joseph D. Fashano
        Title: Director

                                   Schedule A



                    PURCHASER                                  NUMBER OF UNITS

Credit Suisse First Boston Corporation                               80,000
Donaldson, Lufkin & Jenrette
     Securities Corporation                                          20,000
                                                                    -------
         Total.............................................         100,000